Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECURITIES 1350

In connection with the accompanying Quarterly Report (“Quarterly Report”) on Form 10-Q of Minuteman International, Inc. (the “Company”) for the quarter ended September 30, 2003, Gregory J. Rau, President and Chief Executive Officer of the Company, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory J. Rau	November 12, 2003
Gregory J. Rau	Date
President and Chief Executive Officer

“The certification provided by the CAO does not in anyway alter the responsibilities of the CEO and CFO of Minuteman International, Inc. in connection with their certifications provided pursuant to Sections 302 and 906 of The Sarbanes-Oxley Act.”